AFL-CIO HOUSING INVESTMENT TRUST

# HIT News

*Investing Union Capital to Build a Better America* • Spring 2015

## HIT Assets Exceed $5 Billion



The HIT's superior performance, job creation, and diversification benefits continue to attract capital from new and existing investors, pushing the HIT's net assets above the $5 billion milestone. This year through May, the HIT has gained $178 million in new capital, including $38 million from four new participants. Since the HIT launched its Construction Jobs Initiative in 2009, it has raised nearly $1.5 billion in new capital, including $391 million from 72 new investors.

The HIT has outperformed its benchmark, the Barclays Capital Aggregate Bond Index, year-to-date through May on a gross basis by 54 basis points and on a net basis by 35 basis points. "The HIT's overweight in high credit quality multifamily securities continues to contribute to the HIT's outperformance," noted Chang Suh, Senior Executive Vice President and Chief Portfolio Manager. *(For more on performance see page 4)*

The HIT's higher returns relative to the benchmark and other core fixed-income investments reflect the HIT's disciplined adherence to its portfolio strategy in a volatile environment. This strategy is to construct and manage a portfolio with superior credit quality, higher yield, and similar interest rate risk to the benchmark.

"The relative safety of the HIT's investments has served our participants well," according to Suh. "Our high credit quality together with the lack of corporate bonds can also make the HIT a better source of diversification than other fixed-income investments that include corporate bonds, whose performance tends to be more highly correlated with equities."

*(continued on page 4)*

## HIT FINANCES TWO ST. LOUIS AREA PROJECTS



*St. John Neumann, Jennings, MO*

The AFL-CIO Housing Investment Trust (HIT) is expanding its impact in the greater St. Louis area, with $46 million of financing for two developments.

The **St. John Neumann Apartments** in Jennings, Missouri, and **The Heights at Manhassett Apartments** in Richmond Heights, Missouri, will create or preserve 381 units of multifamily and senior housing. The all-union construction on both projects is expected to generate approximately 162 union construction jobs.

Since 2009, the HIT has invested $227 million to support eight projects in the St. Louis metro area, creating more than 2,860 jobs for members of the local building and construction trades unions. Besides providing a major boost to the local economy, these projects also represent 1,648 new or rehabilitated housing units for local residents.

HIT's $5.1 million investment in the $8 million St. John Neumann project will help convert the building to a Low Income Housing Tax Credit (LIHTC) development that will enhance the marketability and livability of the building.

*(continued on page 4)*

# HIT Invests $8 Million In Brooklyn's Harry Silver Housing Co-op



*Harry Silver Cooperative, Brooklyn, NY*

Sixty-two years ago, the Amalgamated Meat Cutters and Butchers Workmen Union constructed an apartment complex in Brooklyn that would provide safe, affordable housing to working-class families.

Today the HIT is investing $8 million to modernize and make repairs at the 288-unit complex. Many residents are current or retired union members and members of the Service Employees International Union Local 32 B-J are the maintenance team for the buildings. Additionally, the funding will create approximately 15 union construction jobs.

"The HIT is very excited to participate in sustaining affordable housing in Brooklyn," said Stephanie H. Wiggins, HIT's Executive Vice President and Chief Investment Officer. "The cooperative has maintained its strong union ties and will continue to be home to many union families. Our investment will ensure that the complex remains safe and viable into the future."

Preservation of existing buildings and affordable units is crucial in New York City. The supply of affordable housing for low-, moderate-, and middle-income families is in rapid decline. As a result, rents have skyrocketed – leaving New Yorkers paying staggering sums, while their incomes are declining. Median apartment rents increased 75 percent since 2000 while median real incomes declined by nearly 5 percent.

"Preserving housing for working families is a vital part of maintaining the character and diversity of New York City's neighborhoods," said Scott M. Stringer, New York City's Comptroller. "I would like to thank the HIT for finding fiscally sound, affordable housing investments on behalf of the New York City Retirement Systems' Trustees."

The HIT has been actively investing workers' capital to address the housing shortfall. In January 2002, the HIT launched the New York City Community Investment Initiative, a multi-phased investment strategy, to help meet the city's urgent need for investment capital following the 9/11 attacks.

Since 2002, the HIT has invested nearly $900 million in 43 projects to create or preserve over 31,000 housing units, with 96% of those affordable or workforce housing. The total estimated value of these investments exceeds $5.7 billion.

Ms. Wiggins noted that the HIT is embarking on a new phase of its initiative this spring in response to Mayor de Blasio's 10-year affordable housing plan.

## NEW YORK CITY COMMUNITY INVESTMENT INITIATIVES
*2002-2015*

- **$898 million** HIT capital invested
- **43** projects across the city
- **31,099** housing & healthcare units (**96%** are affordable/workforce housing)
- **$1.6 billion** total economic impact
- **9,600** total jobs, including **4,830** on-site union construction jobs
- **$676 million** of personal income
- **349 million** of union wages and benefits
- **$107 million** city & state tax revenues

*Source: In 2014 dollars; estimates calculated by Pinnacle Economics and the HIT.*

# Union Spotlight: Operating Engineers

- **18** Investors in the HIT • **$420 Million** of assets
- **5.2 Million** hours of work created for IUOE Members *(1984-2015)*



**Jeremiah Garcia, Operating Engineers, Local #261,** *San Francisco, CA*

**How long have you been in the union?** 20 years

**What does the 101 Polk project mean to you?** 101 Polk means a great deal to me. It means that I can provide for my family. And that I have a place to work every day until the project is done. Thanks to the HIT the entire project is built 100% union, providing good wages and benefits to everyone working onsite.

It also means a new beginning for me working for a great general contractor. I am glad to be here and I look forward to work every day.





*Workers on site at 101 Polk, San Francisco*

## AFL-CIO HOUSING INVESTMENT TRUST

**Stephen Coyle,** *Chief Executive Officer*

**Ted Chandler,** *Chief Operating Officer*

**Erica Khatchadourian,** *Chief Financial Officer*

**Chang Suh,** *Senior Executive Vice President & Chief Portfolio Manager*

**Nick Milano,** *General Counsel*

**Debbie Cohen,** *Chief Development Officer*

**Rod DuChemin,** *Director of Labor Relations*

**Thalia Lankin,** *Director of Operations*

**Eric W. Price,** *Executive Vice President*

**Lesyllee White,** *Senior Vice President & Managing Director of Marketing*

**Stephanie H. Wiggins,** *Executive Vice President & Chief Investment Officer*

**National Office**
2401 Pennsylvania Avenue, NW, Suite 200
Washington, DC 20037
202.331.8055

**New York City Office**
Carol Nixon, *Director*
1270 Avenue of the Americas, Suite 210
New York, NY 10020
212.554.2750

**New England Regional Office**
Ten Post Office Square, Suite 800
Boston, MA 02109
617.850.9071

**Western Regional Office**
Emily Johnstone, *Managing Director of Business Development*
One Sansome Street, Suite 3500
San Francisco, CA 94104
415.640.5204

**Southern California Office**
155 North Lake Avenue, Suite 800
Pasadena, CA 91101
626.993.6676

**Midwest Region**
Paul Sommers, *Marketing Director*
937.604.9681

# HIT's Net Assets Exceed $5 Billion *(continued from page 1)*


AVERAGE ANNUAL TOTAL RETURNS
As of May 31, 2015
Percent
6
5
4
3
2
1
0
1.54
1.35
1.00
3.96
3.51
3.03
2.66
2.22
2.21
4.34
3.89
3.90
5.06
4.62
4.61
Year-to-date
1 Year
3 Year
5 Year
10 Year
HIT Gross
HIT Net
Barclays Aggregate

The market in 2015 has presented good opportunities for investing in multifamily securities. The HIT has invested $118 million into six transactions with a total development cost of $216 million. The HIT continues to seek additional investments to enhance fund performance, create union jobs and preserve affordable housing.

Since the HIT launched the Construction Jobs Initiative in 2009, it has helped finance 76 projects that have leveraged $4.2 billion in development and generated over 21,300 union construction jobs. The HIT is working towards a goal of creating 25,000 union construction jobs by the end of 2015. It is actively seeking additional capital to fund new investments and to grow well beyond $5 billion.

*The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT's current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT's current prospectus. Periods over one year are annualized.*

# HIT Invests in St. Louis *(continued from page 1)*


*The Heights at Manhasset, Richmond Heights, MO*

The project has 100 units of affordable housing, with all units designated for persons 62 or older, earning at or below 50% of the area median income.

The HIT is helping finance new construction of additional units, substantial rehabilitation of existing units and refinancing debt.

In Richmond Heights, construction is set to begin on the new $54 million The Heights at Manhassett development. The HIT is contributing $42 million of the project's financing. The new building will include 281 housing units and is located at the center of one of the most-job rich areas in the region. The project will be the first of four development phases.

"The HIT is excited to provide financing to these projects that will offer new rental housing to a community that has had limited new construction since 2005," said HIT Executive Vice President and Chief Investment Officer Stephanie H. Wiggins. "These are good investments for the HIT portfolio and for the St. Louis County communities."

Jeff Aboussie, Executive Secretary-Treasurer of the St. Louis Building and Construction Trades Council, said, "the union community welcomes the HIT's investments in St. Louis County. We know that with the HIT's involvement all the construction work will be done union. That means more family-supporting union jobs for our members and more high quality union-built development for the community."